Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. ___)


   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [ ]  Preliminary Proxy Statement
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ] Soliciting Material Pursuant to (Section mark) 240.14a-11(c) or (section mark) 240.14a-12

             First Citizens Bancorporation of South Carolina, Inc.
               (Name of Registrant as Specified In Its Charter)

             First Citizens Bancorporation of South Carolina, Inc.
                  (Name of Person(s) Filing Proxy Statement)

   Payment of Filing Fees (Check the appropriate box):

   [X]  $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),  14a-6(i)(1),  or
        14a-6(j)(2).
   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   [ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1) Title of each class of securities to which transaction applies:



        2)   Aggregate number of securities to which transaction applies:



        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*



        4)   Proposed maximum aggregate value of transaction:



             *Set forth the amount on which the filing fee is calculated and state how it was determined.

   [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:



               $125.00

        2)   Form, Schedule or Registration Statement No.:

                Preliminary Proxy Filing pursuant to Rule 14a-6(a)

        3)   Filing Party:

                First Citizens Bancorporation of South Carolina, Inc.

        4)   Date Filed:   March 2, 1995

                         FIRST CITIZENS BANCORPORATION
                           OF SOUTH CAROLINA, INC.
                             1230 MAIN STREET
                            POST OFFICE BOX 29
                      COLUMBIA, SOUTH CAROLINA  29202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                            TO BE HELD APRIL 26, 1995


    NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. will be held in the Board Room on the THIRD FLOOR OF THE FIRST CITIZENS BANKING CENTER OF FIRST-CITIZENS BANK AND TRUST COMPANY OF SOUTH CAROLINA, AT THE CORNER OF WASHINGTON AND PARK STREETS, COLUMBIA, SOUTH CAROLINA, ON WEDNESDAY,APRIL 26, 1995, AT 2:00 P.M., for the following purposes:

    (1) To consider a proposal to fix the number of directors to be elected at 26;

    (2) To elect 26 directors for terms of one year; and,

    (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 10, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


    SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.

                                By Order of the Board of Directors

                                (Signature - E.W. Wells)
                                E. W. WELLS, SECRETARY

March 24, 1995

                         FIRST CITIZENS BANCORPORATION
                            OF SOUTH CAROLINA, INC.
                               1230 MAIN STREET
                              POST OFFICE BOX 29
                       COLUMBIA, SOUTH CAROLINA  29202
                         MAILING DATE: MARCH 24,1995

                               PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 26, 1995

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") for the Annual Meeting of Shareholders to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina (the "Bank"), at the corner of Washington and Park Streets, Columbia, South Carolina, on Wednesday, April 26, 1995, at 2:00 p.m.,or any adjournments thereof.


    Any shareholder who executes the form of proxy accompanying this Proxy Statement has the right to revoke it at any time before it is exercised by delivering, directly or by mail, to E. W. Wells, Secretary of Bancorp, at Post Office Box 29, 1230 Main Street, Columbia, South Carolina 29202, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and asserting the right to vote in person. Proxies in the accompanying form, properly executed, duly returned to Bancorp management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR fixing the number of directors at 26 and FOR the election, as directors, of each of the nominees named herein. On such other business as may properly come before the meeting, the proxyholders will be authorized to vote in accordance with their best judgment. In the event any nominee named herein becomes unavailable for election, the proxies may be voted in favor of such substitute nominee, if any, as the proxyholders may designate.


    In addition to solicitation by mail, proxies may be solicited without additional compensation by regular employees of the Bank, the principal subsidiary of Bancorp, by personal interview, telephone or telegraph. Bancorp will bear the expenses of such solicitation.


                                   VOTING SECURITIES


    As of March 1, 1995, Bancorp had outstanding 960,420 shares of voting stock consisting of: (a) 892,813 shares of $5 par value common stock; (b) 52,336 shares of $50 par value preferred stock, which includes 8,305 shares of Series A, 11,810 shares of Series B, and 32,221 shares of Series F; (c) 6,794 shares of $20 par value preferred stock, Series C; and, (d) 8,477 shares of no par value preferred stock, Series G. Under applicable South Carolina law, shares of Series A, Series B and Series F are considered to constitute a single class of preferred stock ("$50 par preferred stock"); shares of Series C are considered to constitute a separate class of preferred stock ("$20 par preferred stock"); and shares of Series G are considered to constitute a separate class of preferred stock ("no par preferred stock"). Each outstanding share of such common and preferred stock is entitled to one vote, without distinction as to class or series, unless class voting of such shares is required by law. CLASS VOTING RIGHTS DO NOT APPLY TO EITHER OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.


                RECORD DATE; VOTE REQUIRED FOR APPROVAL


    Only shareholders of record on March 10, 1995, will be eligible to receive notice of and to vote at the Annual Meeting.


    In the election of directors, the 26 nominees receiving the highest number of votes shall be elected as directors, and each share will be entitled to one vote for each director to be elected. However, any shareholder will be entitled to cumulate his or her votes by giving one candidate a number of votes equal to the number of directors to be elected and for whose election such shareholder has a right to vote multiplied by the number of such shareholder's shares, or by distributing such votes on the same principle among any number of such candidates. A shareholder who intends to cumulate his votes shall either (i) give written notice of his intention to the President or other officer of the corporation not less than 48 hours before the time fixed for the meeting, which notice must be announced in the meeting before the voting, or (ii) announce his intention in the meeting before the voting for directors commences; and all shareholders entitled to vote at the meeting shall, without further notice, be entitled to cumulate their votes. If cumulative voting is to be used, persons presiding may (or if requested by any shareholder, shall) recess the meeting for a reasonable time to allow deliberation by shareholders, not to exceed two hours. Included in this solicitation of proxies is the discretionary authority to the named proxyholders to vote cumulatively and, in the event of cumulative voting, proxyholders named by Bancorp or their appointed substitutes may, at their discretion, distribute their votes equally or unequally among the nominees set forth in this Proxy Statement and in a manner which would tend to elect the greatest number of such nominees (or any substitutes therefor) as the number of votes cast by them would permit.


    For Proposal 1 to be approved, the votes cast favoring the Proposal must exceed the votes cast against the Proposal.


    Abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.

                  PRINCIPAL HOLDERS OF VOTING SECURITIES

    As of March 1, 1995, the following shareholders owned beneficially in excess of 5% of a class of Bancorp's outstanding voting securities:


                                                                 AMOUNT      PERCENTAGE
                                                                NATURE OF     OF
TITLE               NAME AND ADDRESS            BENEFICIAL     PERCENTAGE    ELIGIBLE
OF CLASS           OF BENEFICIAL OWNER          OWNERSHIP (2)   OF CLASS     VOTE
Common             George H. Broadrick(1)          87,705(3)       9.82%      9.13%
                   Charlotte, NC
                   Frank B. Holding(1)            368,346(4)      41.26%     38.35%
                   Smithfield, NC
                   Lewis R. Holding               172,271(5)      19.30%     17.94%
                   Lyford Cay, Bahamas

$50 Par Preferred  Pearl S. Arant                   3,479          6.65%      .36%
                   Pageland, SC
                   Gladys W. Griggs                 4,630          8.85%      .48%
                   Pageland, SC
                   Frank B. Holding(1)             3,436(6)       6.57%       .36%
                   Smithfield, NC
                   E.  W. Wells                    3,116(7)       5.95%       .32%
                   Columbia, SC

$20 Par Preferred  E. Hite Miller, Sr.(1)            360(8)       5.30%       .04%
                   Columbia, SC
                   Carolina Bonded Storage Co.         462        6.80%      .05%
                   Columbia, SC
                   Jay C. Case                         439        6.37%      .05%
                   Columbia, SC
                   Frank B. Holding(1)               2,648(9)    38.98%      .28%
                   Smithfield, NC

No Par Preferred   Frank B. Holding(1)               6,107(10)   72.04%      .64%
                   Smithfield, NC

(1)A director of Bancorp.

(2)Except as otherwise stated in the footnotes following this table, the shares shown as beneficially owned are, to the best of Bancorp management's knowledge, owned of record by the persons or entities named and such persons or entities exercise sole voting and investment power with respect to those shares.

(3)George H. Broadrick has sole voting and investment power as to 118 shares held on his own behalf, 26,023 shares held by him as trustee for the benefit of Caroline R. Holding, and 25,522 shares held by him as trustee for the benefit of Carmen P. Holding, who also is a director of Bancorp; such 25,522 shares also are included in the beneficial ownership shown for Ms. Holding in the section of this Proxy Statement entitled "OWNERSHIP OF SECURITIES BY MANAGEMENT." Mr. Broadrick exercises shared voting and investment power as to 36,042 shares held by First Citizens BancShares, Inc., Raleigh, N.C., which shares, for beneficial ownership purposes, are deemed controlled by him; such shares also are included in the beneficial ownership shown above for Lewis R. Holding and Frank B. Holding.


(4) Frank B. Holding has sole voting and investment power as to 148,219 shares held on his own behalf. He disclaims beneficial ownership as to 125,939 shares held by his wife, adult son, daughters and daughter-in-law, and 2,100 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C., for the benefit of his adult son and daughters, all of which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations and other entities which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares); Yadkin Valley Company (35,000 shares); Southern BancShares (N.C.), Inc. (8,694 shares); Twin States Farming, Inc. (709 shares); and in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina (11,643 shares held in a fiduciary capacity for various third parties).
Included in Frank B. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Lewis R. Holding, of which 36,042 shares also are included in the beneficial ownership of George H. Broadrick.

(5) Lewis R. Holding exercises sole voting and investment power as to 92,284 shares held on his own behalf. He disclaims beneficial ownership as to 8,845 shares owned by his wife and 100 shares owned by an adult daughter, which shares are included above. He exercises shared voting and investment power as to 71,042 shares held by the following corporations which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: Yadkin Valley Company (35,000 shares) and First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares). Included in Lewis R. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Frank B. Holding, of which 36,042 shares also are included in the beneficial ownership of George H. Broadrick.

(6)Frank B. Holding does not hold of record any shares of $50 par preferred stock and disclaims beneficial ownership as to 3,436 shares shown above and owned by his wife and adult son and daughters.


(7)E. W. Wells exercises sole voting and investment power as to 2,045 shares of $50 par preferred stock held on his own behalf and shared voting and investment power as to 1,071 shares of $50 par preferred stock held by his wife and children.

(8) E. Hite Miller, Sr. exercises shared voting and investment power as to 360 shares of $20 par preferred stock held for third parties in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller, which 360 shares also are included in the beneficial ownership of Frank B. Holding.

(9) Frank B. Holding does not hold of record any shares of $20 par preferred stock and disclaims beneficial ownership as to 2,268 shares included above and held by his wife and adult son and daughters. He exercises shared voting and investment power as to 380 shares held by corporations or other entities which are deemed controlled by Mr. Holding for beneficial ownership purposes: in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C. (20 shares held for a third party) and in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina (360 shares held for third parties), which 360 shares also are included in the beneficial ownership of E. Hite Miller, Sr.

(10)Frank B. Holding does not hold of record any shares of no par preferred stock and disclaims beneficial ownership as to 6,107 shares of such stock shown above and held by his adult son and daughters, their spouses, and a trust of which an adult daughter is trustee.

                   OWNERSHIP OF SECURITIES BY MANAGEMENT


    As of March 1, 1995, the beneficial ownership of Bancorp's outstanding voting and non-voting securities by its directors, certain executive officers named below in the Summary Compensation Table, and by all directors and executive officers of Bancorp and the Bank as a group,was as follows:



                                                AMOUNT AND
TITLE             NAME AND ADDRESS         NATURE OF BENEFICIAL  PERCENTAGE PERCENTAGE OF
OF CLASS         OF BENEFICIAL OWNER         OWNERSHIP (2)       OF CLASS   ELIGIBLE VOTE
Common          Jim B. Apple                     150                .02%       .02%
                Richard W. Blackmon            3,453(1)             .39%       .36%
                George H. Broadrick           87,705(2)            9.82%      9.13%
                T. E. Brogdon                    100                .01%       .01%
                William M. Faulkner, Jr.         100                .01%       .01%
                Laurens W. Floyd                 644(3)             .07%       .07%
                Charles S. Haltiwanger           303                .03%       .03%
                William E. Hancock, III        3,768(4)             .42%       .40%
                T. J. Harrelson               12,273(5)            1.37%      1.28%
                Robert B. Haynes              38,138(6)            4.27%      3.97%
                Wycliffe E. Haynes            38,243(7)            4.28%      3.98%
                Albert R. Heyward, II            300                .03%       .03%
                Carmen P. Holding             25,622(8)            2.87%      2.67%
                Frank B. Holding             368,346(9)           41.26%     38.35%
                Thomas W. Lane                   278                .03%       .03%
                Russell A. McCoy, Jr.            173(10)            .02%       .02%
                E. Hite Miller, Sr.           11,873(11)           1.33%      1.24%
                N. Welch Morrisette, Jr.         118                .01%       .01%
                E. Perry Palmer                  800                .09%       .08%
                J. William Pitts, Sr.          2,343(12)            .26%       .24%
                Bruce L. Plyler                2,155                .24%       .22%
                L. H. Rowell                     911                .10%       .09%
                William E. Sellars            38,198(13)           4.28%      3.98%
                Henry F. Sherrill              3,091(14)            .35%       .32%
                J. A. Stanley                    300                .03%       .03%

Non-Voting Common(15)      Frank B. Holding         24,437(16)      46.35%         --

$50 Par Preferred          Frank B. Holding          3,436(17)       6.57%        .36%
                           Dan H. Jordan               367            .70%        .04%

$20 Par Preferred          Jay C. Case                  439           6.46%       .05%
                           E. Hite Miller, Sr.          360(18)       5.30%       .04%
                           Frank B. Holding           2,648(19)      38.98%       .28%

No Par Preferred           Frank B. Holding           6,107(20)      72.04%       .64%

Non-Voting Preferred (15)  Frank B. Holding             377(21)      71.81%        --

Common                     All directors and        489,782          54.86%     51.00%
                           executive officers as
                           a group (33 persons)

Non-Voting Common (15)     All directors and         24,437          46.35%        --
                           executive officers as
                           a group (33 persons)

$50 Par Preferred          All directors and          7,177          13.71%       .75%
                           executive officers as
                           a group (33 persons)

$20 Par Preferred          All directors and          3,096          45.57%       .32%
                           executive officers as
                           a group (33 persons)

No Par Preferred           All directors and          6,338          74.77%       .66%
                           executive officers as
                           a group (33 persons)

Non-Voting Preferred (15)  All directors and            377          71.81%         --
                           executive officers as
                           a group (33 persons)

    * Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned are, to the best of Bancorp's management's knowledge, owned of record by the persons named and such persons exercise sole voting and investment power with respect to those shares.

    (1) Richard W. Blackmon exercises sole voting and investment power as to 3,006 shares held on his own behalf. He disclaims beneficial ownership as to 447 shares held by his wife.

    (2) For a description of the beneficial ownership of common stock by George
H. Broadrick, see footnote (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."


    (3) Laurens W. Floyd exercises sole voting and investment power as to 592 shares held on his own behalf. He disclaims beneficial ownership as to 52 shares included above and held by his wife.


    (4) William E. Hancock, III exercises sole voting and investment power as to 194 shares held on his own behalf and as to 738 shares held by him as Trustee for the benefit of his children. He exercises shared voting and investment power as to shares held by Hancock Buick, Inc. (110 shares) and Hancock Investments (2,726 shares), which entities are deemed controlled by Mr. Hancock for beneficial ownership purposes.

    (5) T. J. Harrelson exercises sole voting and investment power as to 682 shares held on his own behalf and exercises shared voting and investment power as to 11,591 shares held of record by his wife, adult children and their spouses.


    (6) Robert B. Haynes exercises sole voting and investment power as to 140 shares held on his own behalf. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President and Secretary, which shares also are included in the beneficial ownership of Wycliffe E. Haynes and William E. Sellars.


    (7) Wycliffe E. Haynes exercises sole voting and investment power as to 136 shares held on his own behalf. He disclaims beneficial ownership as to 109 shares included above and held by his spouse. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President, which shares also are included in the beneficial ownership of Robert B. Haynes and William E. Sellars.


    (8) Carmen P. Holding exercises sole voting and investment power as to 100 shares held on her own behalf. She disclaims voting and investment power as to 25,522 shares included above, which are held in an irrevocable trust for her benefit by George H. Broadrick, sole trustee. Such 25,522 shares also are included in the beneficial ownership of Mr. Broadrick.


    (9) For a description of the beneficial ownership of common stock by Frank
B. Holding, see footnote (4) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

    (10) Russell A. McCoy, Jr. exercises sole voting and investment power as to 100 shares held on his own behalf and disclaims beneficial ownership as to 73 shares held by his wife and included above.


    (11) E. Hite Miller, Sr. exercises sole voting and investment power as to 230 shares held on his own behalf. He exercises shared voting and investment power as to 11,643 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller; such 11,643 shares also are included in the beneficial ownership of Frank B. Holding, and 1,000 of such shares also are included in the beneficial ownership of J. William Pitts, Sr.


    (12) J. William Pitts, Sr. exercises sole voting and investment power as to 100 shares held on his own behalf. He exercises shared voting and investment power as to 1,243 shares held by his wife and 1,000 shares held in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina in a trust for the benefit of his son, which 1,000 shares also are included in the beneficial ownership of E. Hite Miller, Sr. and Frank B. Holding, each of whom is deemed a control person of the Bank for beneficial ownership purposes.


    (13) William E. Sellars exercises sole voting and investment power as to 200 shares held on his own behalf. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is President, which shares also are included in the beneficial ownership of Robert B. Haynes and Wycliffe E. Haynes.


    (14) Henry F. Sherrill exercises sole voting and investment power as to 1,000 shares held on his own behalf and disclaims beneficial ownership as to 2,091 shares held by his wife and included above.


    (15) Bancorp has outstanding 52,720 shares of $5 par non-voting common stock ("non-voting common stock") and 525 shares of $200 par Series E preferred stock ("non-voting preferred stock"). Holders of shares of non-voting preferred stock have no right to vote except as required by law, unless dividends are in arrears on such series, and then the holders may cast one vote per share in the election of directors. The holders of non-voting common and preferred stock have no right to vote as a class, except when class voting is required by law, and are not entitled to vote on any Proposals to be considered at this Annual Meeting.


    (16) The shares of non-voting common stock shown as beneficially owned by Frank B. Holding are owned by The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director (18,806 shares) and by Yadkin Valley Company (5,631 shares), which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Holding. If such shares were entitled to vote as described in the preceding footnote, Mr. Holding would exercise shared voting power as to such shares.


    (17) For a description of the beneficial ownership of $50 par preferred stock by Frank B. Holding, see footnote (6) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."


    (18) For a description of the beneficial ownership of $20 par preferred stock by E. Hite Miller, Sr., see footnote (8) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."


    (19) For a description of the beneficial ownership of $20 par preferred stock by Frank B. Holding, see footnote (9) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."


    (20) For a description of the beneficial ownership of no par preferred stock by Frank B. Holding, see footnote (10) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."


    (21) Frank B. Holding does not hold of record any shares of non-voting preferred stock and disclaims beneficial ownership as to 377 shares shown above and held by his adult daughters and their spouses.

                 REQUIRED REPORTS OF BENEFICIAL OWNERSHIP


    Bancorp's directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Bancorp's common and preferred stock. Based on its review of copies of those reports, Bancorp's proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership or to timely file required reports. It has come to Bancorp's attention that Director Hancock inadvertently failed to timely report gifts of an aggregate of 738 shares in trust for the benefit of his children. The required report has now been filed.


                   PROPOSAL 1: FIXING THE NUMBER OF DIRECTORS


    The Bylaws of Bancorp provide that the Board shall consist of not less than seven nor more than 34 directors. Currently, there are 26 directors and management proposes that the number of directors to be elected at the Annual Meeting be set at 26. Pursuant to the Bylaws and in accordance with South Carolina law, during the interim between Annual Meetings the Board of Directors may increase the number of directorships within the range set forth above and may elect additional directors to fill vacancies created by any such increase.


    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF FIXING THE NUMBER OF DIRECTORS TO BE ELECTED AT 26.


                        PROPOSAL 2: ELECTION OF DIRECTORS


    The persons listed below have been nominated for election at the Annual Meeting as directors of Bancorp for terms of one year or until their resignation,retirement, death, removal or disqualification,or until their respective successors have been duly elected and qualified. Each nominee is presently a director of Bancorp and the Bank and has served continuously since originally elected to the Board of Directors in the year indicated below. Bancorp was formed in 1982 to be the holding company of the Bank (which was chartered in 1970) and service prior to 1970 of several directors on the Boards of various merging banks or predecessors of the Bank is not shown below. Management's 26 nominees are as follows:


                                                YEAR IN
                           POSITIONS WITH        WHICH     PRINCIPAL OCCUPATION AND
 NAME,ADDRESS                BANCORP             FIRST     BUSINESS EXPERIENCE FOR
    AND AGE                  AND BANK            ELECTED   PAST FIVE OR MORE YEARS

Jim B. Apple              Director, President      1993   President and Chief Operating
Columbia, SC              and Chief Operating             Officer of Bancorp and Bank
 42                       Officer; Member of              (formerly Executive Vice
                          Executive Committee             President); previously
                                                          President, Director and Chief
                                                          Executive Officer, Republic
                                                          National Bank, Columbia, SC

Richard W. Blackmon       Director; Member of      1970   Owner, Richard Blackmon
Lancaster, SC             Executive Committee             Construction Co.
 80                                                       construction and land
                                                          development)

George H. Broadrick       Director; Chairman       1972   Director, Consultant,
Charlotte, NC             of Audit and Compensation       Chairman of the Executive
 72                       Committees                      Committee and retired President,
                                                          First Citizens BancShares,Inc.
                                                          and First-Citizens Bank & Trust
                                                          Company, Raleigh, NC

T. E. Brogdon (1)          Director;               1970   Consultant to Bank; retired
Lancaster, SC              Consultant                     banker
 62

William M. Faulkner, Jr.   Director;               1986   Consultant to Bank; retired
Sharon,SC                  Consultant                     banker
 74

Laurens W. Floyd           Director; Member        1988   President and Chief Executive
Dillon, SC                 of Audit Committee             Officer, Dillon Provision Co., Inc.
 66                                                      (wholesale meat distributors)

Charles S. Haltiwanger     Director; Member        1970   Retired businessman
Columbia, SC               of Audit and
 77                        Compensation Committees

William E. Hancock, III    Director                1976   President, Hancock Buick/BMW
Columbia, SC                                              Company (automobile dealer)
 49

T. J. Harrelson            Director                1970    Retired businessman
Columbia, SC
 81
Robert B. Haynes (2)       Director                1972   Vice President and Secretary,
Columbia, SC                                              C. W. Haynes and Company, Inc.
 49                                                       (mortgage banking and real estate)


Wycliffe E. Haynes (2)     Director                1972   Vice President and Treasurer,
Columbia, SC                                              C. W. Haynes and Company, Inc.
 51                                                      (mortgage banking and real estate)

Albert R. Heyward, II      Director                1970   Retired; Chairman of the
Columbia, SC                                              Board,W. B. Guimarin & Co., Inc.
 81                                                       (mechanical contractors)

                                                  YEAR IN
                               POSITIONS WITH      WHICH        PRINCIPAL OCCUPATION AND
 NAME,ADDRESS                   BANCORP            FIRST        BUSINESS EXPERIENCE FOR
    AND AGE                     AND BANK          ELECTED       PAST FIVE OR MORE YEARS

Carmen P. Holding (3)          Director                      1992    Showroom salesperson,
Atlanta, GA                                                          Scalamandre, Inc. (decorative
 26                                                                  fabrics manufacturer and
                                                                     wholesaler); former management
                                                                     trainee/Trust Department, First-
                                                                     Citizens Bank & Trust Company,
                                                                     Raleigh, NC


Frank B. Holding (3)          Vice Chairman of                1970   Executive Vice Chairman of
Smithfield, NC                the Board; Chairman of                 the Board (former Vice
 66                           Executive Committee                    Chairman),First Citizens
                                                                     BancShares,Inc. and First-
                                                                     Citizens Bank & Trust Co.
                                                                     Raleigh, NC; Vice Chairman
                                                                    (former President), Bancorp and
                                                                     Bank; Director, Southern
                                                                     BancShares (N.C.),Inc.,
                                                                     Mount Olive, NC

Dan H. Jordan                 Director                         1970  Retired farmer and businessman
Nichols,SC
 71

Thomas W. Lane                Director                         1970  Retired realtor
Pawleys Island, SC
 78

Russell A. McCoy, Jr.         Director; Member                 1970  Consultant, South Carolina
Columbia, SC                  of Audit Committee                     Department of Commerce
 83

E. Hite Miller, Sr.           Chairman of the Board            1980  Chairman of the Board and
Spartanburg, SC               and Chief Executive Officer;           Chief Executive Officer
69                            Member of Executive Committee          (formerly also President) of
                                                                     Bancorp  and Bank; prior to that,
                                                                     Senior Vice President and
                                                                     Regional Administrator of Bank

N. Welch Morrisette,Jr.       Director                         1970  Retired attorney
Columbia, SC
 73

E. Perry Palmer               Director                         1993  President and Owner,
Columbia, SC                                                         E. P. Palmer Corporation
 59                                                                 (funeral service)

J. William Pitts, Sr.         Director                         1970  Retired physician
Columbia, SC
 74

Bruce L. Plyler         Director                               1970  Retired businessman
Lancaster, SC
 75

L. H. Rowell          Director                                 1970  Retired businessman
Bennettsville, SC
 81


                                                            YEAR IN
                              POSITIONS WITH                  WHICH     PRINCIPAL OCCUPATION AND
 NAME,ADDRESS                   BANCORP                       FIRST     BUSINESS EXPERIENCE FOR
    AND AGE                     AND BANK                     ELECTED    PAST FIVE OR MORE YEARS

William E. Sellars           Director; Member of              1970   President, C. W. Haynes and
Columbia, SC                 Executive and Compensation              Company, Inc. (mortgage
 70                          Committees                              banking and real estate)

Henry F. Sherrill (4)        Director; Member of              1970   Attorney and Partner,
Columbia, SC                 Executive Committee                     Sherrill and Roof, L.L.P.
 72                                                                  (formerly an attorney with
                                                                     Sherrill & Rogers, P.C.)

J. A. Stanley                Director; Member                 1970   Retired banker; Secretary and
Lake View, SC                of Audit Committee                      Treasurer, Carpostan
 65                                                                  Industries,Inc. (textile
                                                                     manufacturer)

    (1) T. E. Brogdon has been nominated for election as a director pursuant to a retirement and consulting agreement entered into upon his retirement as an officer of the Bank and in which he agreed to continue serving as a director.

    (2) Robert B. Haynes and Wycliffe E. Haynes are brothers.

    (3) Carmen P. Holding is the niece of Frank B. Holding.

    (4) Henry F. Sherrill is an attorney and partner with the law firm of Sherrill and Roof, L.L.P., which has been retained as general counsel by Bancorp and the Bank for 1995. Prior to 1995, Mr. Sherrill was an attorney with the law firm of Sherrill & Rogers, P.C.,which was retained by Bancorp and the Bank as general counsel during 1994.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF THE 26 NOMINEES LISTED ABOVE.

                                     DIRECTORS' FEES


    Each director who is not an executive officer of Bancorp or the Bank receives $250 for attendance at each Board meeting and $100 for attendance at each meeting of a committee held on a day other than the date of a Board meeting.


                    MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS


    Bancorp's and the Bank's Boards of Directors held four meetings in 1994. All directors attended at least 75% of the aggregate number of meetings of the Boards of Directors and the committees on which they served.


    Each of Bancorp's directors also serves as a director of the Bank. Bancorp's and the Bank's Boards of Directors each has an Audit Committee which is made up of the same members, and the Bank's Board of Directors has several standing committees, including a Compensation Committee. Neither of the Boards of Directors has a standing Nominating Committee.


    The Audit Committee consists of George H. Broadrick - Chairman, Laurens W. Floyd, Charles S. Haltiwanger, Russell A. McCoy, Jr. and Jack A. Stanley. The Bank's Audit Director reports directly to the Audit Committee which oversees the continuous audit program conducted by the Bank's internal audit staff. Subject to approval of the Board of Directors, the Audit Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of Bancorp's consolidated financial statements. It receives written reports, supplemented by such oral reports as it deems necessary, from such firm and reviews non-audit services proposed by management to be provided by the accounting firm. The Audit Committee held four meetings during 1994.


    The membership of the Compensation Committee of the Bank is set forth below. As further described below, the Compensation Committee makes recommendations to the Board of Directors regarding the salaries of Bancorp's and the Bank's executive officers and with respect to such other compensation matters as it deems appropriate. During 1994, the Compensation Committee held one meeting.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    The Compensation Committee consists of George H. Broadrick - Chairman, Charles S. Haltiwanger and William E. Sellars. Mr. Sellars is an officer of C.
 W. Haynes and Company, Inc. ("C. W. Haynes"), which was reimbursed the amount of $2,675 per month by the Bank during 1994 for Mr. Sellars' management services to the Bank. It is expected that this reimbursement arrangement will continue in 1995 under substantially the same terms as applied during 1994; however, the amount of the Bank's monthly reimbursement to C. W. Haynes has been increased to $2,809 for 1995.


    Mr. Broadrick, a director of Bancorp and the Bank and the Chairman of the Compensation Committee, also is a director, Chairman of the Executive Committee and a member of the Cash Incentive Plan Committee of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), and its holding company, First Citizens BancShares, Inc. Mr. Broadrick formerly was President of both such entities prior to his retirement in 1987 and continues to serve as a consultant to FCB/NC.


                  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


    The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. However, at the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans, including a defined benefit pension plan). The Compensation Committee (the "Committee") administers the Bank's compensation program and has responsibility for matters involving the compensation of executive officers.


    For 1994, the Committee established a recommended salary for each executive officer (including the chief executive officer) based on an evaluation of that officer's individual level of responsibility and performance. The Committee's recommendations were reported to and subject to the approval of the Board of Directors which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and the Bank's financial performance generally were considered by the Committee and the Board of Directors in connection with the setting of salaries for 1994. However, the setting of salaries largely is subjective and there are no specific formulae, objective criteria or other such mechanism by which adjustments to each executive officer's salary are tied empirically to his individual performance or to the Bank's financial performance.


    Mr. Miller is employed by the Bank pursuant to an employment agreement which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank. For 1994, Mr. Miller's salary was increased to $155,000.


    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of Bancorp's executive officers receive annual compensation approaching that amount, Bancorp's Board of Directors has not adopted a policy with respect to Section 162(m).

Compensation Committee:    George H. Broadrick, Chairman
                           Charles S. Haltiwanger
                           William E. Sellars

                          EXECUTIVE OFFICERS
    The following persons have been designated as "executive officers" of Bancorp or the Bank by the appropriate Board of Directors. Each executive officer has served for the past five years in the capacities indicated, with the exceptions noted below:

    Name               Age                Position
E. Hite Miller, Sr.       69   Chairman of the Board and Chief Executive Officer of Bancorp and
                               Bank since January 1993 (formerly also President from January
                               1993 to April 1994); former Senior Vice President and Regional
                               Administrator of Bank

Frank B. Holding          66   Vice Chairman since January, 1993 (former President) of Bancorp and Bank

Jim B. Apple              42   President and Chief Operating Officer of Bancorp and Bank since
                               April 1994 (former Executive Vice President); prior to that,
                               President and Chief Executive Officer of Republic National Bank,
                               Columbia, SC

Jay C. Case               53   Treasurer and Chief Financial Officer of Bancorp and Bank; Senior
                               Vice President and Controller of Bank; President and Treasurer,
                               Wateree Life Insurance Company and Wateree Agency, Inc.

E. W. Wells               52   Secretary of Bancorp and Bank; Senior Vice President of Bank

William K. Brumbach, Jr.  52   Senior Vice President and Trust Director of Bank

Charles D. Cook           51   Senior Vice President and Commercial Lending Director of Bank

C. W. Jones               61   Senior Vice President and Consumer Lending Director of Bank

Janis B. Summers          44   President, First Citizens Mortgage Corporation of SC since
                               November 1992 (formerly Executive Vice President); Senior Vice
                               President of Bank since April 1994

Mike E. Toole             41   Audit Director of Bank since October 1993 (previously Internal
                               Auditor)

EXECUTIVE COMPENSATION

    The following table shows, for 1994, 1993 and 1992, the cash and certain other compensation paid to or received or deferred by each of the three most highly compensated executive officers of Bancorp and the Bank in all capacities in which they served.


                                                 SUMMARY COMPENSATION TABLE

                          ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                                                       AWARDS         PAYOUTS
                                                   OTHER      RESTRICTED                              ALL
NAME AND                                           ANNUAL      STOCK      OPTIONS/     LTIP          OTHER
PRINCIPAL                     SALARY    BONUS   COMPENSATION   AWARDS      SARS      PAYOUTS     COMPENSATION
POSITION             YEAR     ($)(1)        ($)     ($)         ($)         (#)         (#)        ($)(2)

E. Hite Miller , Sr. 1994    155,000    -0-        -0-          -0-        -0-          -0-          6,750
 Chair man and
 Chief Executive     1993    140,000    -0-        -0-          -0-        -0-          -0-          6,356
 Officer (3)
                     1992     97,682    -0-        -0-          -0-        -0-          -0-          2,930

Jim B. Apple         1994    135,000    -0-        -0-          -0-        -0-          -0-          6,191
  President and
  Chief Operating    1993     69,038    -0-        -0-          -0-        -0-          -0-          2,130
  Officer (4)
                     1992          -      -          -            -          -            -              -

Jay C. Case          1994    130,000    -0-        -0-          -0-        -0-          -0-          5,906
  Senior  Vice
  President and      1993    120,555    -0-        -0-          -0-        -0-          -0-          5,479
  Chief Financial
  Officer            1992    115,760    -0-        -0-          -0-        -0-          -0-          3,473

    (1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

    (2) Consists entirely of the Bank's contributions on behalf of each named executive officer to the Bank's Section 401(k) salary deferral plan.

    (3) Mr. Miller is employed by the Bank pursuant to an employment agreement, which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank.

    (4) Mr. Apple first became employed by the Bank on April 27,1993,as an Executive Vice President. He was promoted to President on April 27,1994.

                                     PENSION PLAN


    The following table shows the estimated benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and various levels of covered compensation.



                                            YEARS OF SERVICE
   FINAL
  AVERAGE
COMPENSATION  15 YEARS    20 YEARS    25 YEARS    30 YEARS  35 YEARS    40 YEARS   45 YEARS
$ 50,000      11,348      15,130      18,913       22,696     26,478     29,478     29,478
  75,000      18,285      24,380      30,476       36,571     42,666     47,166     47,166
 100,000      25,223      33,630      42,038       50,446     58,853     64,853     64,853
 125,000      32,160      44,880      53,601       64,321     75,041     82,541     82,541
 150,000      39,098      52,130      65,163       78,196     91,228    100,228    100,228
 175,000      46,035      61,380      76,726       92,071    107,416    117,916    117,916
 200,000      52,973      70,630      88,288      105,946    120,000    120,000    120,000
 225,000      59,910      79,880      99,851      119,821    120,000    120,000    120,000

    Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. A participant's compensation covered by the Bank's pension plan is his or her base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan), and the participant's benefits are based on "final average compensation" which is the participant's highest average annual covered compensation for any five consecutive years during the last ten complete calendar years as a plan participant. The estimated years of service and "final average compensation", respectively, as of January 1, 1995, for each of the named executive officers are as follows: Mr. Miller - 47 years and $112,342; Mr. Apple - 2 years and $135,000; Mr. Case - 20 years and $116,308. The estimated benefits in the table above reflect the $120,000 limit on benefits permitted by tax laws for a participant retiring in 1995. For 1995, the limit on compensation that can be included in calculating benefits is $150,000; however, compensation in excess of $150,000 is reflected in the estimated annual benefits shown in the table above.



                           PERFORMANCE GRAPH


    The following line graph compares the cumulative total shareholder return on Bancorp's common stock ("CTSR") during the previous five fiscal years, with the CTSR over the same measurement period in the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1990, and that dividends are reinvested in additional shares. However, since Bancorp has not paid dividends on its common stock during the previous five years, there is no dividend reinvestment to take into consideration as part of Bancorp's cumulative total shareholder return.

      COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
            FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.,
                      NASDAQ BANKS AND NASDAQ-US INDICES


           (Chart - appears here plot points are as followed)


YEAR        BANCORP     NASDAQ BANKS       NASDAQ-US
1989          100           100              100
1990           87            73               85
1991          113           120              136
1992          148           175              159
1993          178           199              181
1994          196           199              177

                        TRANSACTIONS WITH MANAGEMENT


    Certain directors and executive officers of Bancorp and the Bank and their associates were customers of and had transactions with the Bank in the ordinary course of the Bank's business during 1994. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and, in the opinion of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.


    Certain specific relationships or transactions are described above under the caption "Compensation Committee Interlocks and Insider Participation" and in footnote (4) to the table listing directors under the caption "PROPOSAL 2:
ELECTION OF DIRECTORS".


    During 1994, the Bank reimbursed First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), $6,842 per month for the management services of Frank B. Holding (who does not receive any compensation directly from Bancorp or the Bank). Mr. Holding is Vice Chairman of the Board of Bancorp and the Bank and also serves as Executive Vice Chairman of the Board of FCB/NC and its holding company, First Citizens BancShares, Inc. It is expected that such reimbursement arrangement will continue in 1995 under substantially the same terms as applied during 1994; however, the amount of the Bank's reimbursement to FCB/NC has been increased to $7,185 per month for 1995.


    On December 29, 1984, Twin States Financial Corporation ("TSFC"), an affiliate of Frank B. Holding, was merged into Bancorp. In connection with the merger, Bancorp acquired a loan to a former subsidiary of TSFC,Twin States Farming, Inc. ("TSF"), of which Mr. Holding is President and of which he and his immediate family own approximately 94% of its outstanding securities. As of January 1, 1994, TSF owed Bancorp $81,884 under a purchase money installment note due December 1994, bearing 9% interest per annum and secured by real estate constituting a substantial portion of the assets of TSF. The note was paid in full during 1994.


                             INDEPENDENT ACCOUNTANTS


    The certified public accounting firm of Price Waterhouse has been selected by the Audit Committee to serve as Bancorp's independent public accountants for 1995.


    One or more representatives of Price Waterhouse are expected to be present at the Annual Meeting of Shareholders and available to respond to appropriate questions, and will have the opportunity to make a statement if they so desire.


                       AVAILABILITY OF OTHER INFORMATION


    Bancorp annually files with the Securities and Exchange Commission an Annual Report on Form 10-K. UPON WRITTEN REQUEST, BANCORP WILL PROVIDE A COPY OF ITS MOST RECENTLY FILED FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES, WITHOUT CHARGE TO ANY SHAREHOLDER ELIGIBLE TO VOTE AT THE ANNUAL MEETING. SUCH REQUESTS SHOULD BE DIRECTED TO E. W. WELLS, SECRETARY, FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC., POST OFFICE BOX 29, COLUMBIA, SOUTH CAROLINA 29202.


                         SHAREHOLDER PROPOSALS


    Shareholder proposals intended to be presented at the 1996 Annual Meeting must be received at Bancorp's principal executive office in Columbia, South Carolina, by November 30, 1995, in order to be included in the proxy materials for such Annual Meeting. It is anticipated that the 1996 Annual Meeting will be held during April 1996.

                            OTHER MATTERS


    Management knows of no other matters to be presented at the Annual Meeting. Should other matters properly come before the meeting, or any adjournments thereof, proxyholders named in the enclosed proxy will be authorized to vote the shares represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.


    YOU ARE URGED TO SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                         By Order of the Board of Directors

                                         (Signature - E.W. Wells)

                                         E. W. Wells, Secretary





March 24, 1995

********************************************************************

                               APPENDIX

               FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
     1230 MAIN STREET, POST OFFICE BOX 29, COLUMBIA, SOUTH CAROLINA  29202
                    PROXY SOLICITED BY BOARD OF DIRECTORS

    The undersigned hereby appoints E. Hite Miller, Sr., Jim B. Apple and E. W. Wells, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 10, 1995, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at the corner of Washington and Park Streets, Columbia, South Carolina at 2:00 p.m. on April 26, 1995, or at any adjournments thereof.

    The undersigned hereby directs that shares represented by this proxy be voted as follows:

    1. FIXING THE NUMBER OF DIRECTORS: Proposal to set the number of directors to be elected at 26. [ ] FOR [ ] AGAINST [ ] ABSTAIN

    2. ELECTION OF DIRECTORS: [ ] FOR all nominees listed below (except as indicated otherwise) [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.


    Nominees: J. B. Apple; R. W. Blackmon; G. H. Broadrick; T. E. Brogdon; W. M. Faulkner, Jr.; L. W. Floyd; C. S. Haltiwanger; W. E. Hancock, III; T. J. Harrelson; R. B. Haynes; W. E. Haynes; A. R. Heyward, II; C. P. Holding; F. B. Holding; D. H. Jordan; T. W. Lane; R. A. McCoy, Jr.; E. H. Miller, Sr.; N. W. Morrisette, Jr.; E. P. Palmer; J. W. Pitts, Sr.; B. L. Plyler; L. H. Rowell; W.
E. Sellars; H. F. Sherrill; and J. A. Stanley (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)

    3. OTHER BUSINESS: The persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy according to their best judgment on such other matters as may properly come before the meeting.


    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 2 ABOVE BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 2 HAVE BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. IF CUMULATIVE VOTING IS FOLLOWED IN

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

    THE ELECTION OF DIRECTORS, THE PROXYHOLDERS MAY, IN THEIR DISCRETION, VOTE THE SHARES TO WHICH SUCH PROXY RELATES ON A BASIS OTHER THAN EQUALLY FOR EACH OF THE NOMINEES NAMED ABOVE AND FOR LESS THAN ALL SUCH NOMINEES, BUT IN SUCH EVENT, THE PROXYHOLDERS WILL CAST SUCH VOTES IN A MANNER WHICH WOULD TEND TO ELECT THE GREATEST NUMBER OF SUCH NOMINEES (OR ANY SUBSTITUES THEREFOR) AS THE NUMBER OF VOTES CAST BY THEM WOULD PERMIT.

    Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated _____________________________________________________________, 1995

    _________________________________________________________________(SEAL)

    (Signature)
    __________________________________________________________________SEAL)

    (Signature if held jointly)


NUMBER OF SHARES:


________________Common

    ________________Series A $50 Par Preferred ________________Series B $50 Par
Preferred ________________Series C $20 Par Preferred ________________Series F $50 Par Preferred ________________Series G No-Par Preferred

    PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE